Exhibit 9
AMENDMENT TO McCANN FAMILY STOCKHOLDERS’ AGREEMENT

WITNESSETH:

WHEREAS, each of the undersigned is a signatory to the McCann Family Stockholders’ Agreement dated as of July 18, 2017 (the “Agreement”) and a Member of the McCann Family Committee created thereunder; and

WHEREAS, pursuant to Section 7 of the Agreement, the undersigned Members, acting unanimously, wish to amend the Agreement, effective as of December 14, 2021; and

WHEREAS, the purpose of this Amendment is to reflect ownership of Class A shares by the James F. McCann 2018 Family Trust (“the 2018 Family Trust”) as the result of the termination of the James F. McCann 2018 Grantor Retained Annuity Trust, effective December 14, 2021; and

WHEREAS, this Amendment may be executed and delivered (including by means of facsimile or scanned pdf image) in any number of counterparts, each of which shall be deemed  an original, but all of which together shall constitute one and the same instrument;

NOW THEREFORE,  in consideration  of the premises,  the undersigned  hereby amend Schedule A and Schedule B to the Agreement to reflect ownership of Class A shares by the 2018 Family Trust, as stated on the attachments hereto.

IN WITNESS WHEREOF this Amendment to McCann Family Stockholders’ Agreement has been executed by each of the Members of the McCann Family Committee under the Agreement and will be effective as of December 14, 2021.
MARYLOU McCANN, Member
/s/ Marylou McCann

ERIN MOORE LENEHAN, Member
/s/ Erin Moore Lenehan

JAMES F. McCANN, III, Member
/s/ James F. McCann, III

MATTHEW E. McCANN, Member
/s/ Matthew E. McCann

SCHEDULE A-STOCKHOLDERS

Erin McCann 2005 Trust

Marylou McCann, Christopher G. McCann and Erin Moore Lenehan, Trustees

2,217,923 Class A Shares

James McCann 2005 Trust

Marylou McCann, Christopher G. McCann and James F. McCann, III, Trustees

2,217,923 Class A Shares

Matthew McCann 2005 Trust

Marylou McCann, Christopher G. McCann and Matthew E. McCann, Trustees

2,217,922 Class A Shares

The James F. McCann 2012 Family Trust - Portion I
Christopher G. McCann, Trustee

J.P. Morgan Trust Company of Delaware, Administrative Trustee

1,309,813 Class A Shares

The James F. McCann 2012 Family Trust - Portion II
Christopher G. McCann, Trustee

J.P. Morgan Trust Company of Delaware, Administrative Trustee

43,710 Class A Shares

The James F. McCann 2018 Family Trust

Christopher G. McCann, Trustee

889,860 Class A Shares
The McCann Family Limited Partnership

Christopher G. McCann, General Partner
2,000,000 Class B Shares
The 1999 McCann Family Limited Partnership

Public Flowers, Inc., General Partner

3,875,000 Class B Shares

SCHEDULE B

STOCKHOLDERS
Erin McCann 2005 Trust
Two Jericho Plaza, Suite 200
Jericho, NY 11753
Email: cmccann@l800flowers.com

James McCann 2005 Trust
Two Jericho Plaza, Suite 200
Jericho, NY 11753
Email: cmccann@1800flowers.com

Matthew McCann 2005 Trust
Two Jericho Plaza, Suite 200
Jericho, NY 11753
Email: cmccann@l800flowers.com

The James F. McCann 2012 Family Trust - Portion I
JP Morgan Trust Company of Delaware
500 Stanton Christiana Rd
Newark, DE 19713
Email: cmccann@l800flowers.com

The James F. McCann 2012 Family Trust - Portion II
JP Morgan Trust Company of Delaware
500 Stanton Christiana Rd
Newark, DE 19713
Email: cmccann@l800flowers.com

The James F. McCann 2018 Family Trust
Two Jericho Plaza, Suite 200
Jericho, NY 11753
Email: cmccann@l800flowers.com

The McCann Family Limited Partnership
Two Jericho Plaza, Suite 200
Jericho, NY 11753
Email: cmccann@l800flowers.com
The 1999 McCann Family Limited Partnership
Two Jericho Plaza, Suite 200
Jericho, NY 11753
Email: cmccann@l800flowers.com

MEMBERS

Marylou McCann
Two Jericho Plaza, Suite 200
Jericho, NY 11753
Email: maryloumccann1@yahoo.com

Christopher G. McCann
Two Jericho Plaza, Suite 200
Jericho, NY 11753
Email: cmccann@1800f1owers.com

Erin Moore Lenehan
Two Jericho Plaza, Suite 200
Jericho, NY 11753
Email: erin.lenehan@yahoo.com

James F. McCann, III
Two Jericho Plaza, Suite 200
Jericho, NY 11753
Email: jamesm@l800f1owers.com

Matthew E. McCann
Two Jericho Plaza, Suite 200
Jericho, NY 11753
Email: mattemccann@ymail.com